                                                                     EXHIBIT 4.1


-------------                                                     --------------
   NUMBER                                                             SHARES
-------------                                                     --------------
FN
-------------                                                     --------------

                                [FORTUNET LOGO]

                                                                SEE REVERSE FOR
      INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA     CERTAIN DEFINITIONS
--------------------------------------------------------------------------------
                   --------------------------             ----------------------
                          COMMON STOCK                     CUSIP   34969Q  10  0
                   --------------------------             ----------------------

THIS CERTIFIES THAT:




IS THE OWNER OF

--------------------------------------------------------------------------------

 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.001 PAR VALUE EACH OF -------------------------------FORTUNET, INC.-----------------------------------

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. See reverse. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

-----------------     COUNTERSIGNED:
Dated:                                CONTINENTAL STOCK TRANSFER & TRUST COMPANY
-----------------                                                JERSEY CITY, NJ
                                                    TRANSFER AGENT AND REGISTRAR


                                 [FORTUNET,INC.]    BY:
                                  [NEVADA SEAL]               AUTHORIZED OFFICER
                                    [GRAPHIC]

         /s/ Yuri Itkis                               /s/ Yuri Itkis
       ------------------                            -----------------
           SECRETARY                                     PRESIDENT

                                 FORTUNET, INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -             Custodian
TEN ENT - as tenants by the entireties                       ------------          ------------
JT TEN - as joint tenants with right of                           (CUST)                (Minor)
       SURVIVORSHIP and not as tenants                            under Uniform Gifts to Minors
       in common
                                                                          Act
                                                                             ------------------
                                                                                        (State)

     Additional abbreviations may also be used though not in the above list.



       For Value Received,___________hereby sell, assign and transfer unto


  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------


----------------------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



__________________________________________________________________________Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     -----------------------------


--------------------------------------------------------------------------------
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATI0N OR ENLARGEMENTS OR ANY CHANGE WHATSOEVER.


CERTAIN PROVISIONS OF THE LAWS OF THE STATE OF NEVADA AND THE ARTICLES OF INCORPORATION OF THE CORPORATION, COPIES OF WHICH ARE ON FILE WITH THE TRANSFER AGENT, PROVIDE FOR THE REDEMPTION OF SHARES REPRESENTED BY THIS CERTIFICATE IN CERTAIN CIRCUMSTANCES. THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE A COPY OF THESE PROVISIONS. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.
--------------------------------------------------------------------------------

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.
--------------------------------------------------------------------------------
              COLUMBIA FINANCIAL PRINTING CO., P.O. BOX 219, BETHPAGE, NY 11714
                                                        www.stockinformation.com